Exhibit 10(a)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Amendment No. 11 to Registration Statement No.
811-21162 under the Investment Company Act of 1940 of Merrill Lynch Basic Value Principal Protected Fund (the “Fund”) of Merrill Lynch Principal Protected Trust on Form N-1A of our report dated August 23, 2004, appearing in the June 30, 2004 Annual Report of the Fund, which is incorporated by reference in Part B of this Registration Statement.

/s/ Deloitte & Touche LLP

Princeton, New Jersey October 25, 2004